Borrowings	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about borrowings [abstract]
Borrowings	Borrowings

	Annual Interest rate %	Maturity	2022	2021

Financial institution (i)	2.55%	May 2023	1,586,052	1,651,871
Financial institution (ii)	CDI (*)+ 0.740%	April 2023	279,828	276,911
Third parties			1,865,880	1,928,782

Total borrowings			1,865,880	1,928,782

Current			1,865,880	1,661,067
Non-current			—	267,715

(*)    Brazilian Interbank Offering Rate (CDI).
(i)Loan agreement with Banco Nacional de México. On May 2022, the loan agreement was rolled over for 1 year, amending the maturity to May 2023.
(ii)Loan agreement entered into on March 28, 2018 with the International Finance Corporation (IFC). The principal amount is due on the maturity date and accrued interests payable at every six months.

Some of the obligations above contain financial covenants, which have certain performance conditions. The Group has complied with these covenants throughout the reporting period (Note 36 (ii)).